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                          EXHIBIT 7B POWER OF ATTORNEY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                               POWER OF ATTORNEY

GE Life and Annuity Assurance Company, a Virginia Corporation (the "Company") and its Director and Sr. Vice President, Thomas M. Stinson, hereby nominate and appoint Pamela S. Schutz, Selwyn L. Flournoy, Jr. and Patricia L. Dysart, (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and on form S-6 under the Securities Act (including all and all pre- and post-effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors themselves might or could do.

IN WITNESS WHEREOF, GE LIFE AND ANNUITY ASSURANCE COMPANY has caused this power of attorney to be executed in its full name and by its President and attested by its Assistant Secretary, and the undersigned officer has executed such power of attorney, as of April 4, 2000.

  GE LIFE AND ANNUITY ASSURANCE COMPANY

                                 BY
                                   --------------------------------
                                    Pamela S. Schutz
                                    Director, President and COO

                                 BY
                                   --------------------------------
                                    Thomas M. Stinson
                                    Director and Sr. Vice President

ATTEST:



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W. Scott Williamson
Assistant Secretary